UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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TEMPUR SEALY INTERNATIONAL, INC.

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Explanatory Note:

Tempur Sealy International, Inc. will release or mail the following materials on or after April 6, 2015: (i) a letter to Tempur Sealy stockholders dated April 6, 2015 and (ii) a related press release dated April 6, 2015.

SHOW YOUR SUPPORT FOR THE VALUE CREATING STRATEGIES OF THE

TEMPUR SEALY BOARD OF DIRECTORS

VOTE THE WHITE PROXY CARD “FOR” THE RE-ELECTION OF THE BOARD TODAY

April 6, 2015

Dear Fellow Tempur Sealy Shareholder:

At the Annual Meeting of Shareholders on May 8, 2015, you will have the opportunity to make an important decision regarding the future of Tempur Sealy International, Inc.

Since the appointment of Chief Executive Officer Mark Sarvary in 2008, the Tempur Sealy Board of Directors and management team have guided the Company through the transformational acquisition of Sealy Corporation and positioned the Company for continued industry leadership, and strong growth and significant shareholder returns. In fact, Tempur Sealy has delivered total shareholder returns of more than 493%, more than five times that of the S&P 500 during that period1.

Today, the Company’s management team, with the oversight of its independent and engaged Board, is continuing to make significant progress on the execution of Tempur Sealy’s strategic priorities. We are more confident than ever that this is the right team and the right Board to continue to drive growth and oversee continued shareholder value creation.

Your vote is important, and we urge you to make your voice heard at the Annual Meeting by voting the WHITE card “FOR” the re-election of Tempur Sealy’s highly qualified and experienced director nominees: Evelyn S. Dilsaver, Frank Doyle, John A. Heil, Peter K. Hoffman, Sir Paul Judge, Nancy F. Koehn, Christopher A. Masto, P. Andrews McLane, Lawrence J. Rogers, Mark Sarvary and Robert B. Trussell, Jr.

COMMITTED TO ENHANCING SHAREHOLDER VALUE

AND DELIVERING ON THAT PROMISE

Recent accomplishments by your Board and management team demonstrate the strength and commitment of your Company’s leadership, and that Tempur Sealy is well-positioned to maintain its record of growth and value creation, including:

•	Returning Tempur North America to a position of strength. As a result of our focus on innovation and product development, we have revamped our entire product offering and returned Tempur North America to double-digit topline growth. We expect this momentum to continue in 2015 and beyond.

•	Successfully integrating Sealy. The organizational integration of the Sealy business in North America is essentially complete, and today Tempur Sealy has a comprehensive and complementary portfolio of brands and products to meet each consumer demographic – in the U.S. and internationally. The Company is positioned to be a leader in all of its markets with the potential to deliver significant future shareholder value.

•	Intensely focusing on enhancing margins and driving profitability. We expect to generate approximately $125 million in operating income improvement by 2018[2] by continuing to make progress against four specific operational objectives: driving gross margin improvements for Sealy U.S.; achieving additional cost synergies from the Sealy acquisition; reducing adjusted operating expense[3] as a percentage of revenue from 29% in 2014 to 28% by 2018; and implementing an enhanced 2015 pricing strategy.

•	Executing a global growth plan. Through the 2013 acquisition of Sealy Corporation, we created a platform with the scale, portfolio and resources from which to build an even stronger global company. Across our global footprint we are driving product innovation, making marketing investments, leveraging distribution synergies, and pursuing acquisitions of licensees and joint ventures.

TEMPUR SEALY’S BOARD HAS A RECORD OF

SUPERIOR, LONG-TERM PERFORMANCE AND VALUE CREATION

Your Board is composed of 11 highly qualified directors, nine of whom are independent and all of whom have proven records of value creation. The Tempur Sealy Board has the diversity, experience and qualifications necessary to continue to provide effective and independent oversight, while driving the value-enhancing strategy in place.

Together, the Tempur Sealy Board possesses distinct knowledge and expertise that is critical to the Company’s success. This includes experience leading and growing companies in the mattress, manufacturing and other consumer and retail industries. Your Board also includes directors with experience and backgrounds in disciplines that are highly relevant to the Company’s businesses, including: international expansion, mergers and acquisitions, accounting, risk management and corporate finance.

	Independent[4]	CEO / President / CFO / Finance / Legal Experience	Senior Leadership at Company with Global Operations	Consumer / Retail Experience

Evelyn S. Dilsaver	✓	✓	✓	✓

Frank Doyle	✓	✓	✓

John A. Heil	✓	✓	✓	✓

Peter K. Hoffman	✓	✓	✓	✓

Sir Paul Judge	✓	✓	✓	✓

Nancy F. Koehn	✓			✓

Christopher A. Masto	✓	✓		✓

P. Andrews McLane	✓	✓	✓	✓

Lawrence J. Rogers		✓	✓	✓

Mark Sarvary		✓	✓	✓

Robert B. Trussell, Jr.	✓	✓	✓	✓

Together with the Tempur Sealy management team, your Board of Directors has developed and put in place a plan that is working. Each director is vital to the continued successful execution of Tempur Sealy’s initiatives to create shareholder value, and each is committed to continuing to deliver superior results and serve the best interests of all Tempur Sealy shareholders.

PROVEN MANAGEMENT TEAM DELIVERING SOLID RESULTS

AND DRIVING SHAREHOLDER RETURNS

The leadership of your Board is complemented by Tempur Sealy’s deep executive management team, led by Mr. Sarvary, who collectively bring approximately 190 years of management experience, including significant experience in the consumer industry, international business expertise and track records of success.

Mr. Sarvary and his leadership team are directly responsible for the development and implementation of Tempur Sealy’s value-enhancing strategy. They have transformed the Company with the acquisition of Sealy, creating the world’s largest bedding provider; successfully introduced the TEMPUR Cloud mattress line, which nearly doubled the Tempur-Pedic’s U.S. mattress business; and launched a record number of new products in 2014 to continue driving topline growth and maintain Tempur Sealy’s industry leadership.

H PARTNERS’ SELF-SERVING CAMPAIGN

As part of its self-serving efforts to advance its withhold campaign, one of Tempur Sealy’s shareholders, H Partners, has made a number of misleading and false assertions regarding Tempur Sealy, its leadership and its strategic direction. Please do not be misled by H Partners. Here are the facts about Tempur Sealy’s growth strategies, record of performance and the value creation delivered by your Board of Directors and management team. Tempur Sealy is:

•	Leveraging and strengthening our comprehensive portfolio of iconic brands and products;

•	Expanding distribution and seeking highest dealer advocacy;

•	Expanding margins with a focus on driving significant cost improvement;

•	Leveraging global scale for competitive advantage;

•	Making accretive acquisitions of licensees and joint ventures; and

•	Creating value for ALL shareholders.

In stark contrast to Tempur Sealy’s plan, to date H Partners has failed to offer any constructive ideas to create value or any other suggestions to enhance the Company’s strategy or operations. In fact, the only “real” idea that H Partners has presented is to remove members of the Board and management team, including Mr. Sarvary, and replace each with an H Partners representative or hand-picked, unidentified CEO nominee. Of note, the value-destructive path H Partners is advocating represents a complete departure from its previous positive communications in support of Tempur Sealy’s performance and leadership.

Not only does H Partners lack a plan for Tempur Sealy – it lacks a track record worthy of shareholder support. For instance, H Partners continues to cite its investment in, and experience with, Six Flags Entertainment Corporation. However, H Partners has repeatedly failed to acknowledge that Six Flags was in bankruptcy when H Partners made its initial investment, and that the drivers of historical value creation at Six Flags are not relevant or applicable to Tempur Sealy’s future success. We believe H Partners’ claim that its success at Six Flags would translate well at Tempur Sealy is clearly misplaced.

This is a critical time in Tempur Sealy’s history and we believe H Partners’ self-serving agenda would only serve to destroy value by interrupting the execution of the strategy that is currently underway and already delivering results.

Notwithstanding H Partners’ position, the Tempur Sealy Board continues to value constructive dialogue with all shareholders. Accordingly, we recently offered to work with H Partners to identify a mutually acceptable, independent director to add to the Board. H Partners summarily dismissed the proposal, underscoring our belief that its interests lie only in its own agenda, no matter the cost to all Tempur Sealy shareholders.

TEMPUR SEALY HAS THE RIGHT BOARD, THE RIGHT LEADERSHIP,

AND THE RIGHT STRATEGY TO DELIVER SHAREHOLDER VALUE

NOW AND OVER THE LONG TERM

The Tempur Sealy Board and management team are focused on continuing to deliver superior performance, and we will remain diligent in the pursuit of our objectives to drive value for all Tempur Sealy shareholders.

We are confident that Tempur Sealy has the right strategy, the right management team and the right Board of Directors in place to continue delivering value for ALL Tempur Sealy’s shareholders, now and over the long term.

We strongly urge you to disregard any blue proxy cards that you may receive from H Partners. Please do NOT return or otherwise vote any blue proxy card sent to you by H Partners. If you have previously submitted a blue proxy card sent to you by H Partners, your Board urges you to revoke that proxy and vote for your Board’s nominees by signing, dating and returning the enclosed WHITE proxy card today. You may also vote by Internet or telephone by following the instructions set forth on the enclosed proxy card. If your shares are held for you by a broker, bank or nominee, you must contact the broker, bank or nominee to receive a previously authorized proxy.

We also encourage you to visit the Tempur Sealy website, Investor.TempurSealy.com/AnnualMeeting, to find all the Company’s materials regarding the Board’s recommendation for the 2015 Annual Meeting, and for further information on voting your shares.

Protect your investment by voting the WHITE proxy card today “FOR” Tempur Sealy’s highly qualified, experienced director nominees.

We thank you for your continued support.

Sincerely,

The Tempur Sealy Board of Directors

FORWARD-LOOKING STATEMENTS

This letter contains “forward-looking statements,” within the meaning of the federal securities laws, which include information concerning one or more of the Company’s plans, objectives, goals, strategies, and other information that is not historical information. When used in this letter, the words, “assumes,” “estimates,” “expects,” “guidance,” “anticipates,” “projects,” “plans,” “proposed,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding its strategic growth initiatives, Tempur North America’s growth momentum, gross margin improvements, cost synergies, reducing operating expenses, pricing strategies, global growth plans and creating value for shareholders. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy Corporation into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company’s gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company’s business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or litigation proceedings; changing commodity costs; and the effect of future legislative or regulatory changes.

There are a number of risks and uncertainties that could cause the Company’s actual results to differ materially from the forward-looking statements contained in this letter. There are important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward-looking statements in this letter, including the risk factors discussed under the heading “Risk Factors” under ITEM 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2014. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. Any forward looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

USE OF NON-GAAP FINANCIAL MEASURES

The Company provides information regarding adjusted operating expenses, which is not a recognized term under U.S. generally accepted accounting principles (“GAAP”) and does not purport to be an alternative to GAAP operating expenses as a measure of operating performance. A reconciliation of GAAP operating expenses to adjusted operating expenses, which is GAAP operating expenses less integration and financing costs, is provided below. Management believes that the use of adjusted operating expense provides investors with useful information with respect to the operating performance of the Company excluding the impact of integration and financing costs related to the Sealy acquisition and the Company’s initiative to deleverage operating expenses during 2015-2018. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.

Tempur Sealy International, Inc. (in millions, except percentage amounts)	Year Ended December 31, 2014
Consolidated net sales	$2,989.8
Selling and marketing expenses	619.9
General, administrative and other expenses	280.6

Operating Expenses	900.5

Operating Expenses as a % of Consolidated Net Sales	30%

Operating Expenses	$900.5
Less: Integration and financing costs	43.8

Operating Expenses less Integration and financing costs	$856.7

Adjusted Operating Expenses as a % of Consolidated Net Sales	29%

CONSTANT CURRENCY INFORMATION

In this letter the Company refers to, and in press releases and other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis”, which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance.

[1]	Represents performance from August 4, 2008, the date Mr. Sarvary joined as CEO, to March 27, 2015. Total shareholder return includes stock price appreciation and dividends reinvested.
[2]	Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period. Approximately 30% of the total $125 million is incorporated into our full year 2015 adjusted EPS guidance issued in February 2015. See “Forward Looking Statements”. Target expressed in constant currency. For information on the methodology used to present constant currency information please refer to “Constant Currency Information” at the end of this letter.
[3]	Adjusted operating expense is a non-GAAP financial measure. For information on adjusted operating expense, including a reconciliation of GAAP operating expense, please refer to “Use of Non-GAAP Financial Measures” at the end of this letter.
[4]	Based on NYSE rules.

TEMPUR SEALY FILES INVESTOR PRESENTATION

AND MAILS LETTER TO SHAREHOLDERS

Tempur Sealy Has the Right Strategy, Management Team and Board to

Continue Driving Enhanced Value Creation for ALL Shareholders

Board Recommends Shareholders Support Value-Enhancing Initiatives Underway by

Voting the WHITE Proxy Card “FOR” the Company’s Highly Qualified Director Nominees

Materials for Tempur Sealy’s Annual Meeting Available at Investor.TempurSealy.com/AnnualMeeting

LEXINGTON, KY, Apr. 6, 2015 – Tempur Sealy International, Inc. (NYSE: TPX), the world’s largest bedding provider, announced today that it has filed an investor presentation with the Securities and Exchange Commission (“SEC”) in connection with its upcoming 2015 Annual Meeting of Shareholders to be held on May 8, 2015. In addition, Tempur Sealy is mailing a letter to its shareholders that highlights key elements of the presentation. The presentation is available on the SEC’s website at www.sec.gov and on the special Annual Meeting section of the Company’s website at Investor.TempurSealy.com/AnnualMeeting.

Highlights of the presentation include:

•	Tempur Sealy Today: Creating a Global Bedding Leader

With the transformative acquisition of Sealy Corporation, the Company’s Board and management team have created the world’s largest bedding provider and manufacturer with a complete and complementary portfolio of iconic brands. Since the announcement of the transaction, Tempur Sealy has created an additional approximately $1.8 billion in equity value for shareholders1.

•	Strategic Actions Underway to Drive Value

Tempur Sealy is focused on executing its strategy to continue delivering industry leading growth, enhanced profitability, and superior value for shareholders, including: driving enhanced margins and long term growth through reinvestment in the business, as evidenced by Tempur North America’s return to a position of strength and profitability; completing the organizational integration of Sealy; enhancing operating margins; and leveraging the Company’s global scale to execute on its international growth plan.

•	Experienced Management Team and Board of Directors with Proven Track Record

Tempur Sealy’s Board and management team have established the Company as the leader in its industry, and are responsible for the development and implementation of Tempur Sealy’s value-enhancing strategy. The Board is committed to representing the interests of all shareholders, and takes an active approach in overseeing the execution of the Company’s strategy, providing guidance and ensuring management accountability. As a result, under the Board’s oversight and the leadership of CEO Mark Sarvary, Tempur Sealy has realized an industry-leading total shareholder return of 493%, more than five times that of the S&P 5002.

[1]	Represents performance from September 26, 2012, the date prior to the announcement of the Sealy acquisition, to March 27, 2015. Equity value calculated using basic shares outstanding.
[2]	Represents performance from August 4, 2008, the date Mr. Sarvary joined as CEO, to March 27, 2015. Total shareholder return includes stock price appreciation and dividends reinvested.

•	Setting the Record Straight on H Partners

H Partners, a shareholder of the Company, has demanded high-risk, value-destroying leadership changes at the Company, including: the immediate removal of the Company’s CEO and the ceding of effective control of the Company to an H Partners’ hand-picked, unidentified CEO nominee; the removal of the independent Chairman of the Board as well as another director; and the immediate appointment of an H Partners’ representative to the Board and the Compensation Committee. Moreover, H Partners has failed to outline a substantive plan or constructive views on how to enhance Tempur Sealy’s strategy or operations, and has refused to engage with the Board on these topics while summarily dismissing a proposal to identify a mutually acceptable, independent director nominee to the Tempur Sealy Board. Tempur Sealy believes that the changes H Partners seeks would be disruptive and value-destructive to the Company and its shareholders at an important time in the execution of its strategy. As such, while the Tempur Sealy Board is dedicated to constructive dialogue with all shareholders, including H Partners, it remains firm in its support of the current management team and Board composition.

•	Right Team and Strategy in Place to Enhance Shareholder Value

Today, Tempur Sealy is positioned as the only truly global player in the industry, with the platform, strategy and resources to build an even stronger company. The Company believes that with the guidance of its experienced management team and the oversight of its engaged and highly qualified Board, Tempur Sealy remains well-positioned for long-term success and value creation.

The full text of the letter is below:

SHOW YOUR SUPPORT FOR THE VALUE CREATING STRATEGIES OF THE

TEMPUR SEALY BOARD OF DIRECTORS

VOTE THE WHITE PROXY CARD “FOR” THE RE-ELECTION OF THE BOARD

TODAY

April 6, 2015

Dear Fellow Tempur Sealy Shareholder:

At the Annual Meeting of Shareholders on May 8, 2015, you will have the opportunity to make an important decision regarding the future of Tempur Sealy International, Inc.

Since the appointment of Chief Executive Officer Mark Sarvary in 2008, the Tempur Sealy Board of Directors and management team have guided the Company through the transformational acquisition of Sealy Corporation and positioned the Company for continued industry leadership, and strong growth and significant shareholder returns. In fact, Tempur Sealy has delivered total shareholder returns of more than 493%, more than five times that of the S&P 500 during that period3.

Today, the Company’s management team, with the oversight of its independent and engaged Board, is continuing to make significant progress on the execution of Tempur Sealy’s strategic priorities. We are more confident than ever that this is the right team and the right Board to continue to drive growth and oversee continued shareholder value creation.

[3]	Represents performance from August 4, 2008, the date Mr. Sarvary joined as CEO, to March 27, 2015. Total shareholder return includes stock price appreciation and dividends reinvested.

Your vote is important, and we urge you to make your voice heard at the Annual Meeting by voting the WHITE card “FOR” the re-election of Tempur Sealy’s highly qualified and experienced director nominees: Evelyn S. Dilsaver, Frank Doyle, John A. Heil, Peter K. Hoffman, Sir Paul Judge, Nancy F. Koehn, Christopher A. Masto, P. Andrews McLane, Lawrence J. Rogers, Mark Sarvary and Robert B. Trussell, Jr.

COMMITTED TO ENHANCING SHAREHOLDER VALUE

AND DELIVERING ON THAT PROMISE

Recent accomplishments by your Board and management team demonstrate the strength and commitment of your Company’s leadership, and that Tempur Sealy is well-positioned to maintain its record of growth and value creation, including:

•	Returning Tempur North America to a position of strength. As a result of our focus on innovation and product development, we have revamped our entire product offering and returned Tempur North America to double-digit topline growth. We expect this momentum to continue in 2015 and beyond.

•	Successfully integrating Sealy. The organizational integration of the Sealy business in North America is essentially complete, and today Tempur Sealy has a comprehensive and complementary portfolio of brands and products to meet each consumer demographic – in the U.S. and internationally. The Company is positioned to be a leader in all of its markets with the potential to deliver significant future shareholder value.

•	Intensely focusing on enhancing margins and driving profitability. We expect to generate approximately $125 million in operating income improvement by 2018[4] by continuing to make progress against four specific operational objectives: driving gross margin improvements for Sealy U.S.; achieving additional cost synergies from the Sealy acquisition; reducing adjusted operating expense[5] as a percentage of revenue from 29% in 2014 to 28% by 2018; and implementing an enhanced 2015 pricing strategy.

•	Executing a global growth plan. Through the 2013 acquisition of Sealy Corporation, we created a platform with the scale, portfolio and resources from which to build an even stronger global company. Across our global footprint we are driving product innovation, making marketing investments, leveraging distribution synergies, and pursuing acquisitions of licensees and joint ventures.

TEMPUR SEALY’S BOARD HAS A RECORD OF

SUPERIOR, LONG-TERM PERFORMANCE AND VALUE CREATION

Your Board is composed of 11 highly qualified directors, nine of whom are independent and all of whom have proven records of value creation. The Tempur Sealy Board has the diversity, experience and qualifications necessary to continue to provide effective and independent oversight, while driving the value-enhancing strategy in place.

[4]	Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period. Approximately 30% of the total $125 million is incorporated into our full year 2015 adjusted EPS guidance issued in February 2015. See “Forward Looking Statements”. Target expressed in constant currency. For information on the methodology used to present constant currency information please refer to “Constant Currency Information” at the end of this press release.
[5]	Adjusted operating expense is a non-GAAP financial measure. For information on adjusted operating expense, including a reconciliation of GAAP operating expense, please refer to “Use of Non-GAAP Financial Measures” at the end of this press release.

Together, the Tempur Sealy Board possesses distinct knowledge and expertise that is critical to the Company’s success. This includes experience leading and growing companies in the mattress, manufacturing and other consumer and retail industries. Your Board also includes directors with experience and backgrounds in disciplines that are highly relevant to the Company’s businesses, including: international expansion, mergers and acquisitions, accounting, risk management and corporate finance.

	Independent[6]	CEO / President / CFO / Finance / Legal Experience	Senior Leadership at Company with Global Operations	Consumer / Retail Experience

Evelyn S. Dilsaver	✓	✓	✓	✓

Frank Doyle	✓	✓	✓

John A. Heil	✓	✓	✓	✓

Peter K. Hoffman	✓	✓	✓	✓

Sir Paul Judge	✓	✓	✓	✓

Nancy F. Koehn	✓			✓

Christopher A. Masto	✓	✓		✓

P. Andrews McLane	✓	✓	✓	✓

Lawrence J. Rogers		✓	✓	✓

Mark Sarvary		✓	✓	✓

Robert B. Trussell, Jr.	✓	✓	✓	✓

Together with the Tempur Sealy management team, your Board of Directors has developed and put in place a plan that is working. Each director is vital to the continued successful execution of Tempur Sealy’s initiatives to create shareholder value, and each is committed to continuing to deliver superior results and serve the best interests of all Tempur Sealy shareholders.

PROVEN MANAGEMENT TEAM DELIVERING SOLID RESULTS

AND DRIVING SHAREHOLDER RETURNS

The leadership of your Board is complemented by Tempur Sealy’s deep executive management team, led by Mr. Sarvary, who collectively bring approximately 190 years of management experience, including significant experience in the consumer industry, international business expertise and track records of success.

Mr. Sarvary and his leadership team are directly responsible for the development and implementation of Tempur Sealy’s value-enhancing strategy. They have transformed the Company with the acquisition of Sealy, creating the world’s largest bedding provider; successfully introduced the TEMPUR Cloud mattress line, which nearly doubled the Tempur-Pedic’s U.S. mattress business; and launched a record number of new products in 2014 to continue driving topline growth and maintain Tempur Sealy’s industry leadership.

[6]	Based on NYSE rules.

H PARTNERS’ SELF-SERVING CAMPAIGN

As part of its self-serving efforts to advance its withhold campaign, one of Tempur Sealy’s shareholders, H Partners, has made a number of misleading and false assertions regarding Tempur Sealy, its leadership and its strategic direction. Please do not be misled by H Partners. Here are the facts about Tempur Sealy’s growth strategies, record of performance and the value creation delivered by your Board of Directors and management team. Tempur Sealy is:

•	Leveraging and strengthening our comprehensive portfolio of iconic brands and products;

•	Expanding distribution and seeking highest dealer advocacy;

•	Expanding margins with a focus on driving significant cost improvement;

•	Leveraging global scale for competitive advantage;

•	Making accretive acquisitions of licensees and joint ventures; and

•	Creating value for ALL shareholders.

In stark contrast to Tempur Sealy’s plan, to date H Partners has failed to offer any constructive ideas to create value or any other suggestions to enhance the Company’s strategy or operations. In fact, the only “real” idea that H Partners has presented is to remove members of the Board and management team, including Mr. Sarvary, and replace each with an H Partners representative or hand-picked, unidentified CEO nominee. Of note, the value-destructive path H Partners is advocating represents a complete departure from its previous positive communications in support of Tempur Sealy’s performance and leadership.

Not only does H Partners lack a plan for Tempur Sealy – it lacks a track record worthy of shareholder support. For instance, H Partners continues to cite its investment in, and experience with, Six Flags Entertainment Corporation. However, H Partners has repeatedly failed to acknowledge that Six Flags was in bankruptcy when H Partners made its initial investment, and that the drivers of historical value creation at Six Flags are not relevant or applicable to Tempur Sealy’s future success. We believe H Partners’ claim that its success at Six Flags would translate well at Tempur Sealy is clearly misplaced.

This is a critical time in Tempur Sealy’s history and we believe H Partners’ self-serving agenda would only serve to destroy value by interrupting the execution of the strategy that is currently underway and already delivering results.

Notwithstanding H Partners’ position, the Tempur Sealy Board continues to value constructive dialogue with all shareholders. Accordingly, we recently offered to work with H Partners to identify a mutually acceptable, independent director to add to the Board. H Partners summarily dismissed the proposal, underscoring our belief that its interests lie only in its own agenda, no matter the cost to all Tempur Sealy shareholders.

TEMPUR SEALY HAS THE RIGHT BOARD, THE RIGHT LEADERSHIP,

AND THE RIGHT STRATEGY TO DELIVER SHAREHOLDER VALUE

NOW AND OVER THE LONG TERM

The Tempur Sealy Board and management team are focused on continuing to deliver superior performance, and we will remain diligent in the pursuit of our objectives to drive value for all Tempur Sealy shareholders.

We are confident that Tempur Sealy has the right strategy, the right management team and the right Board of Directors in place to continue delivering value for ALL Tempur Sealy’s shareholders, now and over the long term.

We strongly urge you to disregard any blue proxy cards that you may receive from H Partners. Please do NOT return or otherwise vote any blue proxy card sent to you by H Partners. If you have previously submitted a blue proxy card sent to you by H Partners, your Board urges you to revoke that proxy and vote for your Board’s nominees by signing, dating and returning the enclosed WHITE proxy card today. You may also vote by Internet or telephone by following the instructions set forth on the enclosed proxy card. If your shares are held for you by a broker, bank or nominee, you must contact the broker, bank or nominee to receive a previously authorized proxy.

We also encourage you to visit the Tempur Sealy website, Investor.TempurSealy.com/AnnualMeeting, to find all the Company’s materials regarding the Board’s recommendation for the 2015 Annual Meeting, and for further information on voting your shares.

Protect your investment by voting the WHITE proxy card today “FOR” Tempur Sealy’s highly qualified, experienced director nominees.

We thank you for your continued support.

Sincerely,

The Tempur Sealy Board of Directors

If you need assistance voting your shares, please contact Tempur Sealy’s proxy solicitor D.F. King & Co., Inc. toll free at (877) 283-0319, toll at (212) 269-5550 or email at tpx@dfking.com.

ABOUT TEMPUR SEALY

Tempur Sealy International, Inc. (NYSE: TPX) is the world’s largest bedding provider. Tempur Sealy International, Inc. develops, manufactures and markets mattresses, foundations, pillows and other products. The Company’s brand portfolio includes many of the most highly recognized brands in the industry, including Tempur®, Tempur-Pedic®, Sealy®, Sealy Posturepedic®, Optimum™ and Stearns & Foster®. World headquarters for Tempur Sealy International, Inc. is in Lexington, KY. For more information, visit http://www.tempursealy.com or call 800-805-3635.

CONTACTS

Company Contact Mark Rupe Vice President, Investor Relations, Tempur Sealy 800-805-3635 Investor.relations@tempursealy.com	Investor Contact Jordan Kovler D.F. King & Co., Inc. (212) 269-5550	Media Contact James Golden / Nick Lamplough / Alyssa Cass Joele Frank, Wilkinson Brimmer Katcher 212-355-4449

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements,” within the meaning of the federal securities laws, which include information concerning one or more of the Company’s plans, objectives, goals, strategies, and other information that is not historical information. When used in this press release, the words, “assumes,” “estimates,” “expects,” “guidance,” “anticipates,” “projects,” “plans,” “proposed,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding its strategic growth initiatives, Tempur North America’s growth momentum, gross margin improvements, cost synergies, reducing operating expenses, pricing strategies, global growth plans and creating value for shareholders. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy Corporation into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company’s gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company’s business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or litigation proceedings; changing commodity costs; and the effect of future legislative or regulatory changes.

There are a number of risks and uncertainties that could cause the Company’s actual results to differ materially from the forward-looking statements contained in this press release. There are important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward-looking statements in this press release, including the risk factors discussed under the heading “Risk Factors” under ITEM 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2014. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. Any forward looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

USE OF NON-GAAP FINANCIAL MEASURES

The Company provides information regarding adjusted operating expenses, which is not a recognized term under U.S. generally accepted accounting principles (“GAAP”) and does not purport to be an alternative to GAAP as a measure of operating performance. A reconciliation of GAAP operating expenses to adjusted operating expenses, which is GAAP operating expenses less integration and financing costs, is provided below. Management believes that the use of adjusted operating expense provides investors with useful information with respect to the operating performance of the Company excluding the impact of integration and financing costs related to the Sealy acquisition and the Company’s initiative to deleverage operating expenses during 2015-2018. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.

Tempur Sealy International, Inc. (in millions, except percentage amounts)	Year Ended December 31, 2014
Consolidated net sales	$2,989.8
Selling and marketing expenses	619.9
General, administrative and other expenses	280.6

Operating Expenses	900.5

Operating Expenses as a % of Consolidated Net Sales	30%

Operating Expenses	$900.5
Less: Integration and financing costs	43.8

Operating Expenses less Integration and financing costs	$856.7

Adjusted Operating Expenses as a % of Consolidated Net Sales	29%

CONSTANT CURRENCY INFORMATION

In this press release the Company refers to, and in other press releases and communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis”, which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance.

NOTE REGARDING TRADEMARKS, TRADE NAMES AND SERVICE MARKS

TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity, TEMPUR-Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries.

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